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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 4, 2002 relating to the financial statements of BJ's Wholesale Club, Inc., which appears in BJ's Wholesale Club's Annual Report on Form 10-K for the year ended February 2, 2002.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 25, 2002